2Q26 Earnings Presentation July 28, 2026

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Safe Harbor This Earnings Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts contained in this Earnings Release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "may," "will," "should," "seeks," "goals," "targets" or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Earnings Release include, without limitation, statements regarding our outlook, goals, and future results of operations and financial position, including our intended path to profitability, positive free cash flow, earnings targets and related assumptions, any expected headwinds or tailwinds, fuel prices and volatility, demand, our use of artificial intelligence, our aircraft fleet, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, such as our JetForward initiatives, our Blue Sky collaboration, BlueFirstTM product launch, expected growth opportunities at select airports, our financing arrangements and potential implications thereof on our business, our sustainability initiatives, the impact of industry conditions, our ability to adjust pricing in response to changes in fuel costs or demand, and the related impacts on our business. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many important factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near-term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs, including those that impact commercial aircraft and related parts imported from outside the United States; the outcome of current or future legal proceedings or regulatory actions; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long- lived assets, causing us to record impairments; limits on our ability to use certain tax attributes; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal government shutdowns, federal budget constraints or federally imposed furloughs; increasing scrutiny of, and evolving expectations regarding, environmental matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic or geopolitical conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Earnings Release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2025, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Earnings Release might not occur. Our forward-looking statements speak only as of the date of this Earnings Release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power 2Q26 Recap Joanna Geraghty Chief Executive Officer 3

Revenue Strength and Cost Discipline Drove 2Q Outperformance • RASM increased 10.9% YoY and CASM ex-fuel (1) increased 2.4% YoY, both ahead of revised guidance midpoints (2) despite elevated fuel prices and ATC constraints Improved Visibility Supports the Second-Half Outlook • Recaptured nearly 50% of higher fuel costs in 2Q and remain on track for full recapture by early 2027 • Re-established FY26 outlook with 2H operating margin forecasted to improve ~3.5pts YoY • JetForward remains on track to deliver at least $310M of incremental EBIT (3) in 2026 and $850M-$950M of annual incremental EBIT benefit by year-end 2027 • Maintained 2H and full-year capacity below initial guidance (4), reflecting continued discipline and flexibility • Introduced target of at least $1 EPS for 2028, supported by continued JetForward ramp, sustained demand strength and an average $3.00 per gallon jet fuel price in 2028 Strong 2Q Execution Reinforces Path to Sustained Profitability 4 (1) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items (“CASM ex-Fuel”); See Appendix A for further details on Non-GAAP measures. (2) Revised guidance as of June 1, 2026. (3) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs. (4) Initial guidance as of January 27, 2026.

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Commercial Update and Outlook Marty St. George President 5

Resilient Demand and Disciplined Execution Strengthen 3Q Revenue

RASM YOY Growth


9.0% to 12.0%
10.9%
12.5% to 16.5%
2Q26 Revised Guidance(1)
2Q26 Actual
3Q26 Guidance

ASM YOY Growth


2.0% to 4.0%
3.2%
3.0% to 6.0%
2Q26 Revised Guidance(1)
2Q26 Actual
3Q26 Guidance

Broad-Based Demand Strength Drove 2Q Outperformance

- Strategic commercial execution accelerated fuel recapture while maintaining strong demand momentum across the booking curve
- Refreshed premium card and strong demand for BlueHouse™ benefit supported nearly 40% growth in new card acquisitions and 21% higher loyalty remuneration YoY

More of the 3Q Booking Curve Captures Today's Stronger Yield Environment

- Capitalizing on demand strength to extend revenue momentum into 3Q
- Continuing to ramp JetForward commercial initiatives across premium, loyalty and travel products
- Fort Lauderdale driving all 2H net capacity growth, supported by strong demand and continued unit revenue strength
- Expanding Blue Sky and Paisly to deepen TrueBlue® engagement and expand beyond JetBlue ecosystem

(1) Revised guidance as of June 1, 2026.

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Fort Lauderdale Delivered 11% RASM on Nearly 40% YoY Capacity Growth

Broader Reach and Connectivity from FLL



New for 2026
Increase
Mint
No Change
SFO
LAS
LAX
SAN
PHX
HDN
DFW
AUS
IAH
MSY
ORD
DTW
CLE
IND
CMH
PIT
BNA
ATL
CLT
CHS
JAX
MCO
TPA
FLL
NAS
BUF
SYR
ALB
ORH
BOS
PVD
HPN
LGA
EWR
ISP
JFK
BWI
DCA
PHL
RIC
RDU
ORF
CUN
SAP
GUA
LIR
SJO
MBJ
KIN
STI
SDQ
PUJ
BQN
SJU
PSE
SXM
BAQ
AUA
CTG
CCS
MDE
CLO
GYE
United States
Mexico
Venezuela
Colombia

Improved products, network relevance, and execution drive increased loyalty and RASM



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Greater Loyalty engagement offers opportunities to fly, earn and redeem, deepening TrueBlue® engagement and customer value

Improving customer satisfaction through product investments, reliability, and service

Paisly captures more of the end-to-end journey with comprehensive non-air ancillary offerings

Product and perk enhancements including Mint®, BlueFirst™, EvenMore®, Premium card, and Lounges, bolster overall offering

Capacity growth increases relevance for South Florida customers and structured banks create more connections via FLL to the Caribbean and Latin America

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JetForward Initiatives Expected to Ramp to ~$1.2B in 2028

Builds on 2027 JetForward target of $850M-$950M annual incremental EBIT (1)

Unrealized
Realized through 1H 2026

	Reliable & caring service	Best East Coast leisure network	Products & perks customers value	A secure financial future	2027	2028
Target	~$100M	~$175M	~$450M	~$175M	$850 - $950M	~$1.2B
Realized through 1H 2026	$25M	$90M	$240M	$115M	$470M	$470M

Notable for 1H 2026

Reliable & caring service

- ✓ *Improved key YoY operational metrics in Q2, including A14 increasing ~1 point and NPS improving 5 points*

Best East Coast leisure network

- ✓ *Accelerated Fort Lauderdale (FLL) growth strategy*
- ✓ *Implemented banked schedule to set up over 150 daily departures from FLL this winter*
- ✓ *Introduced reciprocal loyalty benefits with United for elite members through Blue Sky*

Products & perks customers value

- ✓ *Launched merchandising capabilities including EvenMore® point redemptions, Preferred Seating and our refreshed premium credit card*
- ✓ *Earned recognition for BlueHouse™ and Mint® earned J.D. Power's highest ranking in customer satisfaction in the First/Business segment for a second consecutive year*

A secure financial future

- ✓ *Improving crewmember productivity through digital tools and modernized technology infrastructure*
- ✓ *Improving fuel efficiency through smarter routing, real-time data, and predictive analytics*
- ✓ *Leveraging AI and data science to improve planning, automate decision-making, and better manage disruptions*

2027

On-track to drive $850M-$950M of annual incremental EBIT in 2027 vs. 2024

2028

BlueFirst™ anchors the continued ramp of JetForward initiatives in 2028, supporting approximately $1.2 billion of annual incremental EBIT and at least $1.00 of EPS (2)

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(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense through 2027.
(2) Assumes continued demand strength and $3.00/gallon average fuel price in 2028.

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Blue Sky Momentum Builds as Paisly Scales Across Travel

jetBlue | UNITED

Blue Sky Partnership Value Drivers

1. **Loyalty utility –** Reciprocal earn and redemption expand utility for TrueBlue® and MileagePlus® members
2. **Expanded customer choice –** Interline + mixed-metal itineraries broaden network reach and enable one-way JetBlue & one-way United journeys
3. **Reciprocal benefits –** Priority boarding, preferred and extra-legroom seating, and flight-change benefits deepen the customer value proposition

Paisly Travel Platform Launch

1. **Broader platform reach –** Paisly independently powers TrueBlue TravelTM, JetBlue Vacations®, and MileagePlus® Travel
2. **Blue Sky ancillary milestone –** Rental cars mark the first non-air ancillary step with the partnership
3. **More products + partners ahead –** Hotels and travel insurance expected in 4Q
4. **Additional airline + non-airline** partnership opportunities continue to be explored

LIVE / IN MARKET	4Q	BY YEAR-END 2026	2027+
Loyalty, interline, rental cars	Hotels + travel insurance	Mixed-metal begins	Cruise and MileagePlus® packages

Timing reflects current expectations.

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Upcoming BlueFirst™ Launch Completes Onboard Product Evolution And Expected to Drive ~5pts RASM Improvement in Steady State

Illustrative Non-Mint® Aircraft Onboard Product Evolution



Future State
Blue First
Even More
Main
jetBlue
N957JB
Current State
Even More
Core

✓ *Implemented*

Optimizing Cabin Space to Deliver the Experiences Our Customers Want

- **Introducing Blue First, adding 2x2 seating on 3-4 rows on all non-Mint® aircraft**
- **Overall seat count will remain similar across our fleet with premium seat mix increasing to ~27%**
- ✓ **Differentiated EvenMore® as a standalone cabin and fare class, with dedicated overhead bins and a premium snack**
- ✓ **Introduced Preferred Seating in our Main cabin towards front of aircraft**
- ✓ **Enhanced our Basic offering with addition of a free carry-on bag**

BlueFirst™ Launch Timeline

Fall 2026 Sales open → **Year-End 2027** Majority of retrofit work completed → **2028+** Ramp to run-rate

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The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Financial Update and Outlook Ursula Hurley Chief Financial Officer 11

2Q Execution Supports Improving Second-Half Outlook



CASM ex-Fuel (1)
YoY Growth
3.0% to 5.0%
2.4%
2.5% to 4.5%
2Q26 Revised Guidance (2)
2Q26 Actuals
3Q26 Guidance
1.0% to 3.0%
2.0% to 4.0%
FY26 Initial Guidance (3)
FY26 Revised Guidance

2Q Cost Execution Outperformed Expectations

- CASM ex-fuel rose 2.4% YoY, 1.6pts better than revised guidance midpoint, on strong execution and a shift in timing of expenses

Fuel Recapture Progressed Faster Than Expected; Fuel Efficiency Initiatives Remain on Track

- Recaptured nearly 50% of higher fuel costs in 2Q, ahead of prior expectations and on track to reach full recapture by early 2027
- Leveraging real-time routing, personalized pilot insights and predictive analytics to improve fuel efficiency
- Operating initiatives and fleet modernization remain on track for fuel-efficiency improvement

FY26 Outlook Re-Established

- 2H RASM growth expected to exceed CASM ex-fuel by 10+ points, driving ~3.5pts of YoY operating margin improvement
- Ex-fuel unit cost growth moderates in 2H as JetForward savings ramp
- Secured Pratt & Whitney credits toward future goods and services related to GTF settlements through calendar year 2025

(1) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
(2) Revised guidance as of June 1, 2026.
(3) Initial guidance as of January 27, 2026.

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Full Year Guidance Reestablished With 2H RASM Exceeding CASM-ex by Double Digits Guidance Estimated 3Q 2026 Estimated FY 2026 ASMs Year-over-Year 3.0% – 6.0% 1.5% – 3.5% RASM Year-over-Year 12.5% – 16.5% 10.0% – 12.5% CASM ex-Fuel (1) Year-over-Year 2.5% – 4.5% 2.0% – 4.0% Fuel Price per Gallon (2) $3.49 $3.49 Adjusted Operating Margin (1) - (2.0%) – (5.0%) Note: Our estimated effective tax rate is ~6% for the third quarter and full year 2026, primarily reflecting a non-cash impact from a valuation allowance included in our forecasted annual effective tax rate. (1) Non-GAAP financial measure; refer to Appendix A for further details on non-GAAP forward looking information. (2) Fuel price estimate utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread as of July 10, 2026 to calculate fuel price. Includes fuel taxes and other fuel fees. (3) Excludes one Airbus A321neo XLR, which JetBlue expects to sell following delivery of the aircraft. 13 Interest Expense - ~$590 million Capital Expenditures (3) ~$300 million ~$850 million

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power JetForward and Long-Term Vision 14

15 JetForward continues building beyond 2027 and supports Path to at Least $1.00 EPS in 2028 2027 JetForward target $850M-$950M annual incremental EBIT vs. 2024 + Existing JetForward initiatives continue ramping, led by BlueFirstTM +$300M incremental EBIT vs. 2027 = BlueFirstTM is the largest remaining earnings driver: Launches 2H26 | Majority of retrofits completed in 2027 | Earnings continue building meaningfully in 2028 2027 & 2028 Financial Profile ~Mid-single-digit annual RASM growth 2028 JetForward target ~$1.2B resulting in at least $1.00 EPS (1) ~Low-single-digit annual CASM ex-fuel growth Supports free cash flow generation and balance sheet deleveraging (1) Assumes continued demand strength and an average $3.00 per gallon jet fuel price in 2028.

JetForward Execution Supports Margin Recovery and Path to Achieving 2028 EPS Target

Long-Term Financial Priorities

1 *Deliver Positive Operating Margin*

Operating margin progression

- 2H operating margin expected to improve ~3.5pts YoY, supported by strong demand and JetForward execution
- Positive operating margin expected in 2027, assuming continued execution and constructive macro backdrop
- Continued margin growth expected to result in at least $1.00 EPS by 2028 (1)

2 *Achieve Positive Free Cash Flow*

End of 2027 and into 2028

- Positive operating margin and disciplined capex profile expected to support free cash flow improvement
- Annual capex expected to remain below $1B annually through the end of the decade

3 *Strengthen Balance Sheet*

Improve leverage and reduce interest expense over time

- As free cash flow improves, focus shifts toward reducing leverage and lowering interest expense
- Prioritize maintaining 17-20% liquidity target with a focus on cost of capital
- Strong liquidity position with more than $6B of unencumbered assets provide meaningful flexibility to optimize capital structure

(1) Assumes continued demand strength and an average $3.00 per gallon jet fuel price in 2028.

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The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Appendix 17

Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue's CASM Ex-Fuel (1) and Adjusted Operating Margin (2) guidance, JetBlue is not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) Adjusted Operating Margin is a non-GAAP measure that excludes special items. Appendix A 18

Operating Expenses, excluding Fuel, Other Non-Airline Operating Expenses, and Special Items ("Operating Expenses ex-fuel") and Operating Expense ex-fuel per Available Seat Mile ("CASM ex-fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as Paisly and JetBlue Technology Ventures (JBV), and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the three and six months ended June 30, 2026, there were no special items.

For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,					
	$			Cents per ASM			$			Cents per ASM		
(in millions; per ASM data in cents; percent changes based on unrounded numbers)	2026	2025	Percent Change	2026	2025	Percent Change	2026	2025	Percent Change	2026	2025	Percent Change
Total operating expenses	**$ 2,838**	**$ 2,350**	**20.8**	**16.53**	**14.13**	**17.0**	**$ 5,302**	**$ 4,664**	**13.7**	**16.31**	**14.47**	**12.7**
Less:												
Aircraft fuel	911	504	80.7	5.31	3.03	75.1	1,484	1,015	46.2	4.56	3.15	45.0
Other non-airline expenses	18	16	10.1	0.10	0.10	6.6	36	32	11.8	0.12	0.10	10.9
Special items	—	24	(99.4)	—	0.14	(99.4)	—	24	(99.4)	—	0.07	(99.4)
Operating expenses, excluding fuel	**$ 1,909**	**$ 1,806**	**5.7**	**11.12**	**10.86**	**2.4**	**$ 3,782**	**$ 3,593**	**5.3**	**11.63**	**11.15**	**4.4**

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Operating Expense, Operating Income (Loss), Operating Margin, Pre-tax Loss, Pre-tax Margin, Net Loss and Loss per Share, excluding Special Items and Gain on Investments

For the three and six months ended June 30, 2026, there were no special items.

For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs.

Certain gains on our investments, net were also excluded from our June 30, 2026 and 2025 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN ON INVESTMENTS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
(in millions except percentages)	2026	2025	2026	2025
Total operating revenues	$ 2,697	$ 2,356	$ 4,937	$ 4,496
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,838	$ 2,350	$ 5,302	$ 4,664
Less: Special items	—	24	—	24
Total operating expenses excluding special items	$ 2,838	$ 2,326	$ 5,302	$ 4,640
Percent change	22.0 %		14.3 %	
RECONCILIATION OF OPERATING INCOME (LOSS)				
Operating income (loss)	$ (141)	$ 6	$ (365)	$ (168)
Add back: Special items	—	24	—	24
Operating income (loss) excluding special items	$ (141)	$ 30	$ (365)	$ (144)
RECONCILIATION OF OPERATING MARGIN				
Operating margin	(5.2)%	0.3 %	(7.4)%	(3.7)%
Operating income (loss) excluding special items	$ (141)	$ 30	$ (365)	$ (144)
Total operating revenues	2,697	2,356	4,937	4,496
Adjusted operating margin	(5.2)%	1.3 %	(7.4)%	(3.2)%
RECONCILIATION OF PRE-TAX LOSS				
Loss before income taxes	$ (271)	$ (94)	$ (607)	$ (365)
Add back: Special items	—	24	—	24
Less: Gain on investments, net	1	3	4	4
Loss before income taxes excluding special items and gain on investments	$ (272)	$ (73)	$ (611)	$ (345)
RECONCILIATION OF PRE-TAX MARGIN				
Pre-tax margin	(10.0)%	(4.0)%	(12.3)%	(8.1)%
Loss before income taxes excluding special items and gain on investments	$ (272)	$ (73)	$ (611)	$ (345)
Total operating revenues	2,697	2,356	4,937	4,496
Adjusted pre-tax margin	(10.1)%	(3.1)%	(12.4)%	(7.7)%
RECONCILIATION OF NET LOSS				
Net loss	$ (247)	$ (74)	$ (566)	$ (282)
Add back: Special items	—	24	—	24
Less: Income tax benefit related to special items	—	6	—	6
Less: Gain on investments, net	1	3	4	4
Less: Income tax expense related to gain on investments, net	(1)	(1)	(1)	(1)
Net loss excluding special items and gain on investments	$ (247)	$ (58)	$ (569)	$ (267)

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Operating Expense, Operating Income (Loss), Operating Margin, Pre-tax Loss, Pre-tax Margin, Net Loss and Loss per Share, excluding Special Items and Gain on Investments (continued) For the three and six months ended June 30, 2026, there were no special items. For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs. Certain gains on our investments, net were also excluded from our June 30, 2026 and 2025 non- GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN ON INVESTMENTS (unaudited) Three Months Ended June 30, Six Months Ended June 30, CALCULATION OF LOSS PER SHARE 2026 2025 2026 2025 Loss per common share Basic $ (0.66) $ (0.21) $ (1.51) $ (0.79) Add back: Special items — 0.07 — 0.07 Less: Income tax benefit related to special items — 0.02 — 0.02 Less: Gain on investments, net — — 0.01 0.01 Less: Income tax expense related to gain on investments, net — — — — Basic excluding special items and gain on investments $ (0.66) $ (0.16) $ (1.52) $ (0.75) Diluted $ (0.66) $ (0.21) $ (1.51) $ (0.79) Add back: Special items — 0.07 — 0.07 Less: Income tax benefit related to special items — 0.02 — 0.02 Less: Gain on investments, net — — 0.01 0.01 Less: Income tax expense related to gain on investments, net — — — — Diluted excluding special items and gain on investments $ (0.66) $ (0.16) $ (1.52) $ (0.75) 21

22 Aircraft Deliveries (1) A220 A321neo (2) Total (3) 2026 (4) 12 - 12 2027 7 - 7 2028 11 - 11 2029 10 - 10 2030 1 2 3 Thereafter - 42 42 (1) Aircraft delivery timing and related committed expenditures are based on contractual schedules, adjusted for management's current expectations and recent communications from Airbus regarding delivery delays. Actual timing may differ due to production schedules, supply chain constraints, contractual modifications, regulatory matters and other factors. (2) Excludes one Airbus A321neo XLR, which JetBlue expects to sell following delivery of the aircraft. (3) In addition, we have options to purchase 20 A220-300 aircraft from 2028 through 2030. (4) Includes six aircraft delivered year to date in 2026. JetBlue’s contractual aircraft deliveries for full year as of June 30, 2026: Appendix B: Order Book

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power 23